                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                         CHESAPEAKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                             ---------------------

                  DELAWARE                                     73-1395733
--------------------------------------------  -------------------------------------------
       (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                      Identification No.)
          6100 NORTH WESTERN AVENUE                        AUBREY K. MCCLENDON
        OKLAHOMA CITY, OKLAHOMA 73118                    CHIEF EXECUTIVE OFFICER
               (405) 848-8000                           6100 NORTH WESTERN AVENUE
--------------------------------------------          OKLAHOMA CITY, OKLAHOMA 73118
 (Address, including zip code, and telephone                 (405) 848-8000
number, including area code, of registrant's  -------------------------------------------
        principal executive offices)             (Name, address, including zip code, and
                                                telephone number, including area code, of
                                                           agent for service)

                                    Copy to:


           THEODORE M. ELAM, ESQ.                     G. MICHAEL O'LEARY, ESQ.
                MCAFEE & TAFT                              ANDREWS & KURTH
         A PROFESSIONAL CORPORATION                    600 TRAVIS, SUITE 4200
       211 NORTH ROBINSON, SUITE 1000                   HOUSTON, TEXAS 77002
        OKLAHOMA CITY, OKLAHOMA 73102                      (713) 220-4200
               (405) 235-9621


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [X] No. 333-14973
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
=========================================================================================================
                                                                        PROPOSED
                                                        PROPOSED        MAXIMUM
                                       AMOUNT       MAXIMUM OFFERING    AGGREGATE     AMOUNT OF
TITLE OF EACH CLASS OF SECURITIES        TO BE         PRICE PER        OFFERING    REGISTRATION
TO BE REGISTERED                     REGISTERED         UNIT(1)         PRICE(1)       FEE(2)
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
Common Stock, Par Value
  $0.10 per share................  748,500 Shares(3)      $67.25      $50,336,625      $15,254
=========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 of the Securities Act of 1933.

(2) Calculated in accordance with Rule 457.

(3) These shares are in addition to the 3,737,500 registered pursuant to Registration Statement No. 333-14973 for which a filing fee of $76,312 has been paid.

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-14973) filed by Chesapeake Energy Corporation (the "Company"), with the Securities and Exchange Commission on October 28, 1996, as amended by Amendment No. 1 thereto filed on November 19, 1996 (the "Earlier Registration Statement"), which was declared effective on November 19, 1996, are incorporated herein by reference. The form of prospectus contained in the Earlier Registration Statement will reflect the aggregate number of shares registered in this Registration Statement and the Earlier Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma on the 19th day of November, 1996.

                                            CHESAPEAKE ENERGY CORPORATION

                                            By     /s/ AUBREY K. McCLENDON
                                              ----------------------------------
                                               Aubrey K. McClendon, Chairman of
                                                the Board and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 19, 1996.

            /s/  AUBREY K. McCLENDON                             TOM L. WARD*
--------------------------------------------     --------------------------------------------
 Aubrey K. McClendon, Chairman of the Board          Tom L. Ward, President and Director
                 and Chief
   Executive Officer (Principal Executive
                  Officer)

                  MARCUS C. ROWLAND*                          RONALD A. LEFAIVE*
--------------------------------------------     --------------------------------------------
Marcus C. Rowland, Vice President -- Finance       Ronald A. Lefaive, Controller (Principal
      and Chief Financial Officer                            Accounting Officer)
      (Principal Financial Officer)

        E. F. HEIZER, JR.*                                     BREENE M. KERR*
--------------------------------------------     --------------------------------------------
        E. F. Heizer, Jr., Director                        Breene M. Kerr, Director

             SHANNON SELF*                                 FREDERICK B. WHITTEMORE*
--------------------------------------------     --------------------------------------------
           Shannon Self, Director                     Frederick B. Whittemore, Director

            WALTER C. WILSON*
--------------------------------------------
         Walter C. Wilson, Director

       *By:  /s/  AUBREY K. McCLENDON
--------------------------------------------
            Aubrey K. McClendon
 Attorney-in-Fact for such persons pursuant
to power of attorney filed as an exhibit to
   the Registration Statement on Form S-3
(333-14973) of Chesapeake Energy Corporation

                               INDEX TO EXHIBITS

       NUMBER                                      DESCRIPTION
-------------------- -------------------------------------------------------------------
         1*          -- Form of Underwriting Agreement

         5           -- Opinion of McAfee & Taft A Professional Corporation, as to the
                        legality of the securities being registered.
        23.1         -- Consent of Price Waterhouse LLP.

        23.2         -- Consent of Cooper & Lybrand L.L.P.

        23.3*        -- Consent of Williamson Petroleum Consultants, Inc.

        23.4         -- Consent of McAfee & Taft A Professional Corporation, included as part of Exhibit 5.

        14*          -- Power of Attorney
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* Incorporated by reference to the Company's Registration Statement on Form S-3,
  as amended, Registration Statement No. 333-14973.